Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies
9.	Commitments and Contingencies:

Contingencies

Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. As of June 30, 2023, management is not aware of any material claims or contingent liabilities, which have not been disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities that should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the individual vessels’ actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.

Commitments

The Company operates certain of its vessels under lease agreements. Time charters typically may provide for charterers’ options to extend the lease terms and termination clauses. The Company’s time charters duration was approximately 12 months and extension periods vary from 2 to 4 months. In addition, the time charters contain termination clauses which protect either the Company or the charterers from material adverse events. Variable lease payments in the Company’s time charters vary based on changes on freight market index. The Company has the option to convert some of these variable lease payments to fixed based on the prevailing Capesize forward freight agreement rates.

As at June 30, 2023, the Company operates certain of its vessels under time charter agreements, considered as operating leases accounted for as per ASC 842 requirements.

The following table sets forth the Company’s future minimum contractual charter revenue based on vessels committed to non-cancelable time charter contracts as at June 30, 2023. For index-linked time charter contracts the calculation was made using the charter rates that prevail at the balance sheet date for index-linked time charters and the fixed rates for fixed periods time charters (these amounts do not include any assumed off-hire).

Twelve month periods ending June 30,	Amount
2024	20,918
2025	1,810
Total	22,728

As at June 30, 2023, the Company had an aggregate amount of unrecognized unconditional purchase obligation amounting to $16,033, in connection with the agreement to acquire a vessel from an unaffiliated third party, under which the Company had paid an advance of such purchase price (Note 5) and the balance will be paid on the delivery of the vessel (Note 15).

At the end of Chrisea’s 18-month bareboat charter, the Company has an option to repurchase the vessel for $12,360 (Note 6).

On April 19, 2023, the Company entered into a bareboat charter agreement with an unaffiliated third party for a secondhand Panamax vessel, the Ikan Kerapu, which was renamed Synthesea. The vessel was delivered to the Company on August 1, 2023 (Note 15). The Company made a down payment of $3,500 on signing of the bareboat charter agreement and is presented under “Prepaid expenses other, non-current” in the accompanying consolidated balance sheets and a payment of $3,500 upon commencement of the bareboat charter (Note 15). The duration of the bareboat is 12 months plus 30 days in the Company’s option. The daily charter rate is $8, while the Company has an option to purchase the vessel at the end of the charter period for $17,100.